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                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC 20549
                                FORM 8-K
                             CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 25, 2003

                        COMTEX NEWS NETWORK, INC.
         (Exact name of registrant as specified in its chapter)

        Delaware                0-10541            13-3055012
(State or other jurisdiction  (Commission         (IRS Employer
of incorporation)              File Number)      Identification No.)

4900 Seminary Road, Suite 800, Alexandria, Virginia    22311
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code       (703) 820-2000

       __________________________________________________________
      (Former name or former address, if changed since last report)

Item 7.        Financial Statements and Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

          Exhibit No.         Description

          99.1                Press release dated September 25, 2003


Item 12.        Results of Operations and Financial Conditions.

     On September 25, 2003, Comtex News Network, Inc. issued a press release disclosing financial results for the quarter and fiscal year ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this report.

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              COMTEX NEWS NETWORK, INC.



DATE:  September 25, 2003     By:  /S/ STEPHEN W. ELLIS
                                   Stephen W. Ellis
                                   Chairman and Chief Executive Officer

                         EXHIBIT INDEX

The following Exhibits are filed as part of this report:

        Exhibit No.    Description

        99.1           Press Release issued by Comtex
                       News Network, Inc. on September  25,
                       2003